Exhibit 99.2

Second Quarter 2019
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity and pro forma adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2019		2018
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Statement of Income Data
Total interest income	$71,719	$65,933	$63,068	$62,612	$59,043
Total interest expense	14,696	12,917	11,701	9,857	7,526
Net interest income	57,023	53,016	51,367	52,755	51,517
Provision for loan losses	881	1,391	2,200	1,818	1,063
Total noninterest income	32,979	29,039	27,249	34,355	35,763
Total noninterest expense	64,119	55,101	53,736	57,213	56,358
Net income before income taxes	25,002	25,563	22,680	28,079	29,859
Income tax expense	6,314	5,975	5,640	6,702	7,794
Net income	$18,688	$19,588	$17,040	$21,377	$22,065
Net interest income (tax—equivalent basis)	$57,488	$53,461	$51,799	$53,161	$51,909
Net income, adjusted*	$22,098	$20,826	$17,336	$21,377	$22,736
Per Common Share
Diluted net income	$0.59	$0.62	$0.54	$0.68	$0.70
Diluted net income, adjusted*	0.70	0.66	0.55	0.68	0.72
Book value	23.29	22.51	21.87	21.12	20.56
Tangible book value*	17.18	17.73	17.02	16.25	15.66
Weighted average number of shares outstanding- fully diluted	31,378,018	31,349,198	31,344,949	31,339,628	31,294,044
Period-end number of shares	30,865,636	30,852,665	30,724,532	30,715,792	30,683,353
Selected Balance Sheet Data
Cash and cash equivalents	$164,336	$195,414	$125,356	$181,630	$104,417
Loans held for investment (HFI)	4,289,516	3,786,791	3,667,511	3,538,531	3,415,575
Allowance for loan losses	(30,138)	(29,814)	(28,932)	(27,608)	(26,347)
Loans held for sale	294,699	248,054	278,815	323,486	374,916
Investment securities, at fair value	678,457	670,835	658,805	609,568	611,435
Other real estate owned, net	15,521	12,828	12,643	13,587	14,639
Total assets	5,940,402	5,335,156	5,136,764	5,058,167	4,923,249
Customer deposits	4,812,962	4,242,349	4,068,610	4,017,391	3,844,009
Brokered and internet time deposits	29,864	60,842	103,107	112,082	65,854
Total deposits	4,842,826	4,303,191	4,171,717	4,129,473	3,909,863
Borrowings	257,299	229,178	227,776	210,968	342,893
Total shareholders' equity	718,759	694,577	671,857	648,731	630,959
Selected Ratios
Return on average:
Assets	1.30%	1.54%	1.35%	1.72%	1.86%
Shareholders' equity	10.6%	11.6%	10.3%	13.3%	14.4%
Tangible common equity*	14.4%	14.8%	13.3%	17.4%	19.0%
Average shareholders' equity to average assets	12.3%	13.2%	13.2%	12.9%	12.9%
Net interest margin (NIM) (tax-equivalent basis)	4.39%	4.61%	4.50%	4.71%	4.81%
Efficiency ratio (GAAP)	71.2%	67.2%	68.4%	65.7%	64.6%
Core efficiency ratio (tax-equivalent basis)*	65.9%	64.9%	67.5%	65.7%	63.4%
Loans HFI to deposit ratio	88.6%	88.0%	87.9%	85.7%	87.4%
Total loans to deposit ratio	94.7%	93.8%	94.6%	93.5%	96.9%
Yield on interest-earning assets	5.52%	5.73%	5.52%	5.58%	5.51%
Cost of interest-bearing liabilities	1.54%	1.52%	1.40%	1.20%	0.96%
Cost of total deposits	1.14%	1.14%	1.03%	0.80%	0.62%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans HFI	0.70%	0.79%	0.79%	0.78%	0.77%
Net charge-off's (recoveries) as a percentage of average loans HFI	0.05%	0.06%	0.06%	0.06%	(0.11)%
Nonperforming loans HFI as a percentage of total loans HFI	0.43%	0.41%	0.46%	0.30%	0.26%
Nonperforming assets as a percentage of total assets	0.59%	0.57%	0.61%	0.51%	0.52%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.1%	13.0%	13.1%	12.8%	12.8%
Tangible common equity to tangible assets*	9.2%	10.5%	10.5%	10.2%	10.1%
Tier 1 capital (to average assets)	10.0%	11.5%	11.4%	11.3%	10.9%
Tier 1 capital (to risk-weighted assets)	11.0%	12.7%	12.4%	12.2%	11.3%
Total capital (to risk-weighted assets)	11.6%	13.4%	13.0%	12.8%	11.9%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	10.4%	12.0%	11.7%	11.5%	10.6%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

						Q2 2019	Q2 2019
						vs.	vs.
	2019		2018			Q1 2019	Q2 2018
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$66,276	$60,448	$57,875	$57,904	$54,529	9.6%	21.5%
Interest on securities
Taxable	3,548	3,569	3,260	3,151	3,134	(0.6)%	13.2%
Tax-exempt	1,160	1,144	1,110	1,031	981	1.4%	18.2%
Other	735	772	823	526	399	(4.8)%	84.2%
Total interest income	71,719	65,933	63,068	62,612	59,043	8.8%	21.5%
Interest expense:
Deposits	13,488	11,855	10,703	7,864	5,898	13.8%	128.7%
Borrowings	1,208	1,062	998	1,993	1,628	13.7%	(25.8)%
Total interest expense	14,696	12,917	11,701	9,857	7,526	13.8%	95.3%
Net interest income	57,023	53,016	51,367	52,755	51,517	7.6%	10.7%
Provision for loan losses	881	1,391	2,200	1,818	1,063	(36.7)%	(17.1)%
Net interest income after provision for loan losses	56,142	51,625	49,167	50,937	50,454	8.7%	11.3%
Noninterest income:
Mortgage banking income	24,526	21,021	18,997	26,649	28,544	16.7%	(14.1)%
Service charges on deposit accounts	2,327	2,079	2,286	2,208	2,049	11.9%	13.6%
ATM and interchange fees	3,002	2,656	2,660	2,411	2,581	13.0%	16.3%
Investment services and trust income	1,287	1,295	1,384	1,411	1,180	(0.6)%	9.1%
Gain (loss) from securities, net	52	43	—	(27)	(42)	20.9%	(223.8)%
Gain (loss) on sales or write-downs of other real estate owned	277	(39)	(56)	120	23	(810.3)%	1,104.3%
(Loss) gain from other assets	(183)	191	89	326	(155)	(195.8)%	18.1%
Other income	1,691	1,793	1,889	1,257	1,583	(5.7)%	6.8%
Total noninterest income	32,979	29,039	27,249	34,355	35,763	13.6%	(7.8)%
Total revenue	90,002	82,055	78,616	87,110	87,280	9.7%	3.1%
Noninterest expenses:
Salaries, commissions and employee benefits	37,918	33,697	33,286	35,213	34,366	12.5%	10.3%
Occupancy and equipment expense	4,319	3,730	3,493	3,514	3,545	15.8%	21.8%
Legal and professional fees	1,694	1,725	1,978	1,917	1,965	(1.8)%	(13.8)%
Data processing	2,643	2,384	2,365	2,562	2,138	10.9%	23.6%
Merger expense	3,783	621	401	—	—	509.2%	100.0%
Amortization of core deposits and other intangibles	1,255	729	753	777	802	72.2%	56.5%
Regulatory fees and deposit insurance assessments	634	592	684	738	730	7.1%	(13.2)%
Software license and maintenance fees	622	472	489	622	603	31.8%	3.2%
Advertising	2,434	2,737	2,639	3,810	3,408	(11.1)%	(28.6)%
Mortgage restructuring expense	829	1,054	—	—	—	(21.3)%	100.0%
Other expense	7,988	7,360	7,648	8,060	8,801	8.5%	(9.2)%
Total noninterest expense	64,119	55,101	53,736	57,213	56,358	16.4%	13.8%
Income before income taxes	25,002	25,563	22,680	28,079	29,859	(2.2)%	(16.3)%
Income tax expense	6,314	5,975	5,640	6,702	7,794	5.7%	(19.0)%
Net income	$18,688	$19,588	$17,040	$21,377	$22,065	(4.6)%	(15.3)%
Earnings available to common shareholders	$18,588	$19,483	$16,949	$21,263	$21,948
Weighted average common shares outstanding:
Basic	30,859,596	30,786,684	30,717,008	30,692,668	30,678,732
Fully diluted	31,378,018	31,349,198	31,344,949	31,339,628	31,294,044
Earnings per common share:
Basic	$0.60	0.63	$0.55	$0.69	$0.72
Fully diluted	0.59	0.62	0.54	0.68	0.70

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			YTD 2019
	For the six months ended		vs.
	June 30,		YTD 2018
	2019	2018	Percent variance
Interest income:
Interest and fees on loans	$126,724	$105,222	20.4%
Interest on securities
Taxable	7,117	5,986	18.9%
Tax-exempt	2,304	1,906	20.9%
Other	1,507	777	94%
Total interest income	137,652	113,891	20.9%
Interest expense:
Deposits	25,343	10,969	131%
Borrowings	2,270	2,976	(23.7)%
Total interest expense	27,613	13,945	98%
Net interest income	110,039	99,946	10.1%
Provision for loan losses	2,272	1,380	64.6%
Net interest income after provision for loan losses	107,767	98,566	9.3%
Noninterest income:
Mortgage banking income	45,547	55,015	(17.2)%
Service charges on deposit accounts	4,406	4,008	9.9%
ATM and interchange fees	5,658	4,942	14.5%
Investment services and trust income	2,582	2,386	8.2%
Gain (loss) from securities, net	95	(89)	206.7%
Gain (loss) on sales or write-downs of other real estate owned	238	(163)	246%
Gain (loss) on other assets	8	(87)	109.2%
Other income	3,484	3,026	15.1%
Total noninterest income	62,018	69,038	(10.2)%
Total revenue	172,057	168,984	1.8%
Noninterest expenses:
Salaries, commissions and employee benefits	71,615	68,393	4.7%
Occupancy and equipment expense	8,049	6,969	15.5%
Legal and professional fees	3,419	4,008	(14.7)%
Data processing	5,027	4,173	20.5%
Merger expense	4,404	1,193	269.2%
Amortization of core deposit and other intangibles	1,984	1,655	19.9%
Regulatory fees and deposit insurance assessments	1,226	1,292	(5.1)%
Software license and maintenance fees	1,094	1,260	(13.2)%
Advertising	5,171	6,690	(22.7)%
Mortgage restructuring expense	1,883	—	100%
Other expense	15,348	16,876	(9.1)%
Total noninterest expense	119,220	112,509	6%
Net income before income taxes	50,565	55,095	(8.2)%
Income tax expense	12,289	13,276	(7.4)%
Net income	$38,276	$41,819	(8.5)%
Earnings available to common shareholders	$38,071	$41,596
Weighted average common shares outstanding:
Basic	30,823,341	30,646,189
Fully diluted	31,348,966	31,275,846
Earnings per common share:
Basic	$1.24	$1.36
Fully diluted	1.21	1.33

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q2 2019	Q2 2019
						vs.	vs.
	2019		2018			Q1 2019	Q2 2018
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$64,458	$60,253	$38,381	$81,366	$67,863	28%	(5.0)%
Federal funds sold	9,781	6,600	31,364	801	19,859	193.3%	(50.7)%
Interest bearing deposits in financial institutions	90,097	128,561	55,611	99,463	16,695	(120.0)%	439.7%
Cash and cash equivalents	164,336	195,414	125,356	181,630	104,417	(63.8)%	57.4%
Investments:
Available-for-sale debt securities, at fair value	675,215	667,654	655,698	606,501	608,360	4.5%	11%
Equity securities, at fair value	3,242	3,181	3,107	3,067	3,075	7.7%	5.4%
Federal Home Loan Bank stock, at cost	15,976	13,432	13,432	13,432	12,641	76%	26.4%
Loans held for sale, at fair value	294,699	248,054	278,815	323,486	374,916	75.4%	(21.4)%
Loans	4,289,516	3,786,791	3,667,511	3,538,531	3,415,575	53.2%	25.6%
Less: allowance for loan losses	30,138	29,814	28,932	27,608	26,347	4.4%	14.4%
Net loans	4,259,378	3,756,977	3,638,579	3,510,923	3,389,228	53.6%	25.7%
Premises and equipment, net	92,407	87,013	86,882	86,445	85,936	24.9%	7.5%
Other real estate owned, net	15,521	12,828	12,643	13,587	14,639	84.2%	6%
Operating lease right-of-use assets	35,872	32,694	—	—	—	39%	100%
Interest receivable	17,952	16,611	14,503	14,943	12,729	32.4%	41%
Mortgage servicing rights, at fair value	66,380	64,031	88,829	79,890	109,449	14.7%	(39.4)%
Goodwill	168,486	137,190	137,190	137,190	137,190	91.5%	22.8%
Core deposit and other intangibles, net	19,945	10,439	11,628	12,403	13,203	365.3%	51.1%
Other assets	110,993	89,638	70,102	74,670	57,466	95.6%	93.1%
Total assets	$5,940,402	$5,335,156	$5,136,764	$5,058,167	$4,923,249	45.5%	20.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$1,111,921	$964,745	$949,135	$962,948	$970,851	61.2%	14.5%
Interest-bearing checking	984,847	937,323	863,706	876,991	921,246	20.3%	6.9%
Money market and savings	1,468,867	1,257,863	1,239,131	1,236,851	1,287,657	67.3%	14.1%
Customer time deposits	1,247,327	1,082,418	1,016,638	940,601	664,255	61.1%	87.8%
Brokered and internet time deposits	29,864	60,842	103,107	112,082	65,854	(204.2)%	(54.7)%
Total deposits	4,842,826	4,303,191	4,171,717	4,129,473	3,909,863	50.3%	23.9%
Borrowings	257,299	229,178	227,776	210,968	342,893	49.2%	(25.0)%
Operating lease liabilities	38,722	35,093	—	—	—	41.5%	100%
Accrued expenses and other liabilities	82,796	73,117	65,414	68,995	39,534	53.1%	109.4%
Total liabilities	5,221,643	4,640,579	4,464,907	4,409,436	4,292,290	50.2%	21.7%
Shareholders' equity:
Common stock, $1 par value	30,866	30,853	30,725	30,716	30,683	0.2%	0.6%
Additional paid-in capital	425,644	423,647	424,146	422,302	420,382	1.9%	1.3%
Retained earnings	253,080	236,947	221,213	206,718	187,250	27.3%	35.2%
Accumulated other comprehensive income (loss), net	9,169	3,130	(4,227)	(11,005)	(7,356)	773.9%	224.6%
Total shareholders' equity	718,759	694,577	671,857	648,731	630,959	14%	13.9%
Total liabilities and shareholders' equity	$5,940,402	$5,335,156	$5,136,764	$5,058,167	$4,923,249	45.5%	20.7%

Branch Acquisition Opening Balance Sheet (Preliminary)
As of April 5, 2019
(Unaudited)
(In Thousands)

As Recorded by FB Financial Corporation (Preliminary)(a)
Assets
Cash and cash equivalents, net of deposit premium paid	$171,032
Loans, net of credit and liquidity discounts	374,966
Premises and equipment	9,650
Operating lease right-of-use assets	4,133
Core deposit intangible	10,760
Goodwill	31,396
Accrued interest and other assets	1,271
Total assets	$603,208

Liabilities
Deposits	$588,877
Customer repurchase agreements	9,572
Operating lease liabilities	4,133
Accrued expenses and other liabilities	626
Total liabilities	$603,208

Loan composition:
Commercial and industrial	$64,571
Construction	12,511
Residential real estate:
1-to-4 family mortgage	92,720
Residential line of credit	30,173
Multi-family mortgage	4,953
Commercial real estate:
Owner occupied	80,762
Non-owner occupied	75,771
Consumer and Other	13,505
Total loans	$374,966

Deposit composition:
Noninterest-bearing	$118,405
Interest-bearing checking	112,225
Money market and savings	211,135
Customer time deposits	147,112
Total deposits	$588,877

(a) The above estimated fair values of assets acquired and liabilities assumed are preliminary and are subject to change during the measurement period as allowed under ASC 805 - Business Combinations.

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

		Three Months Ended			Three Months Ended
		June 30, 2019			March 31, 2019*
		Interest	Average		Interest	Average
	Average	income/	yield/	Average	income/	yield/
	balances	expense	rate	balances	expense*	rate
Interest-earning assets:
Loans HFI(a)	$4,177,701	$63,262	6.07%	$3,720,739	$58,137	6.34%
Loans held for sale	281,252	3,070	4.38%	216,227	2,353	4.41%
Securities:
Taxable	532,500	3,548	2.67%	518,504	3,569	2.79%
Tax-exempt(a)	146,282	1,569	4.3%	138,847	1,547	4.52%
Total securities(a)	678,782	5,117	3.02%	657,351	5,116	3.16%
Federal funds sold	12,219	88	2.89%	18,392	123	2.71%
Interest-bearing deposits with other financial institutions	81,540	465	2.29%	75,291	446	2.4%
FHLB stock	15,165	182	4.81%	13,432	203	6.13%
Total interest earning assets(a)	5,246,659	72,184	5.52%	4,701,432	66,378	5.73%
Noninterest Earning Assets:
Cash and due from banks	54,659			50,218
Allowance for loan losses	(30,092)			(29,537)
Other assets	500,145			452,805)
Total noninterest earning assets	524,712			473,486
Total assets	$5,771,371			$5,174,918
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$968,081	$2,295	0.95%	$878,167	$2,054	0.95%
Money market	1,221,450	4,508	1.48%	1,073,170	3,956	1.49%
Savings deposits	203,602	76	0.15%	176,305	68	0.16%
Customer time deposits	1,185,451	6,299	2.13%	1,053,958	5,309	2.04%
Brokered and internet time deposits	56,242	310	2.21%	93,434	468	2.03%
Time deposits	1,241,693	6,609	2.13%	1,147,392	5,777	2.04%
Total interest bearing deposits	3,634,826	13,488	1.49%	3,275,034	11,855	1.47%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,905	117	1.47%	15,319	35	0.93%
Federal Home Loan Bank advances	131,726	664	2.02%	117,875	634	2.18%
Subordinated debt	30,930	427	5.54%	30,930	393	5.15%
Total other interest-bearing liabilities	194,561	1,208	2.49%	164,124	1,062	2.62%
Total interest-bearing liabilities	3,829,387	14,696	1.54%	3,439,158	12,917	1.52%
Noninterest bearing liabilities:
Demand deposits	1,128,311			955,156
Other liabilities	105,116			96,059
Total noninterest-bearing liabilities	1,233,427			1,051,215
Total liabilities	5,062,814			4,490,373
Shareholders' equity	708,557			684,545
Total liabilities and shareholders' equity	$5,771,371			$5,174,918
Net interest income(a)		$57,488			$53,461
Interest rate spread(a)			3.98%			4.21%
Net interest margin(a)			4.39%			4.61%
Cost of total deposits			1.14%			1.14%
Average interest-earning assets to average interest-bearing liabilities			137%			136.7%
Tax-equivalent adjustment		$465			$445
Loan HFI yield components:
Contractual interest rate(a)		$58,028	5.57%		$52,177	5.69%
Origination and other loan fee income		2,981	0.29%		3,840	0.42%
Accretion on purchased loans		2,097	0.2%		1,831	0.2%
Nonaccrual interest		156	0.01%		89	0.01%
Syndication fee income		—	—%		200	0.02%
Total loan yield		$63,262	6.07%		$58,137	6.34%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.
* Reflects certain reclassifications for comparability to current quarter for interest income and yields on loans held for investment and loans held for sale as well as interest expense and rates on customer time deposits and brokered and internet time deposits. Impact in periods prior to January 1, 2019 were not material.

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

		Three Months Ended			Three Months Ended			Three Months Ended
		December 31, 2018			September 30, 2018			June 30, 2018
		Interest	Average		Interest	Average		Interest	Average
	Average	income/	yield/	Average	income/	yield/	Average	income/	yield/
	balances	expense	rate	balances	expense	rate	balances	expense	rate
Interest-earning assets:
Loans HFI(a)	$3,559,587	$54,858	6.11%	$3,457,526	$53,928	6.19%	$3,289,045	$50,193	6.12%
Loans held for sale	260,763	3,058	4.65%	353,477	4,019	4.51%	362,571	4,382	4.85%
Securities:
Taxable	487,843	3,260	2.65%	482,733	3,151	2.59%	484,035	3,134	2.6%
Tax-exempt(a)	130,465	1,501	4.56%	121,680	1,394	4.55%	115,334	1,327	4.61%
Total securities(a)	618,308	4,761	3.05%	604,413	4,545	2.98%	599,369	4,461	2.99%
Federal funds sold	27,835	160	2.28%	18,014	97	2.14%	19,645	82	1.67%
Interest-bearing deposits with other financial institutions	86,421	464	2.13%	33,184	214	2.56%	42,750	155	1.45%
FHLB stock	13,432	199	5.88%	13,179	215	6.47%	12,530	162	5.19%
Total interest earning assets(a)	4,566,346	63,500	5.52%	4,479,793	63,018	5.58%	4,325,910	59,435	5.51%
Noninterest Earning Assets:
Cash and due from banks	53,067			52,980			48,184
Allowance for loan losses	(27,369)			(26,487)			(24,771)
Other assets	413,114			425,911			414,668
Total noninterest earning assets	438,812			452,404			438,081
Total assets	$5,005,158			$4,932,197			$4,763,991
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$828,507	$1,870	0.9%	$870,964	$1,690	0.77%	$935,351	$1,571	0.67%
Money market	1,058,172	3,568	1.34%	1,067,754	3,126	1.16%	1,005,081	2,311	0.92%
Savings deposits	174,199	67	0.15%	177,698	68	0.15%	181,461	69	0.15%
Customer time deposits	983,204	4,649	1.88%	745,616	2,699	1.44%	628,709	1,638	1.04%
Brokered and internet time deposits	107,129	549	2.03%	61,478	281	1.81%	75,699	309	1.64%
Time deposits	1,090,333	5,198	1.89%	807,094	2,980	1.46%	704,408	1,947	1.11%
Total interest bearing deposits	3,151,211	10,703	1.35%	2,923,510	7,864	1.07%	2,826,301	5,898	0.84%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	18,378	29	0.63%	24,484	51	0.83%	20,002	45	0.9%
Federal Home Loan Bank advances	106,468	554	2.06%	293,020	1,524	2.06%	253,131	1,171	1.86%
Subordinated debt	30,930	415	5.32%	30,930	418	5.36%	30,930	412	5.34%
Total other interest-bearing liabilities	155,776	998	2.54%	348,434	1,993	2.27%	304,063	1,628	2.15%
Total interest-bearing liabilities	3,306,987	11,701	1.4%	3,271,944	9,857	1.2%	3,130,364	7,526	0.96%
Noninterest bearing liabilities:
Demand deposits	987,127			980,296			975,760
Other liabilities	51,994			41,569			41,917
Total noninterest-bearing liabilities	1,039,121			1,021,865			1,017,677
Total liabilities	4,346,108			4,293,809			4,148,041
Shareholders' equity	659,050			638,388			615,950
Total liabilities and shareholders' equity	$5,005,158			$4,932,197			$4,763,991
Net interest income(a)		$51,799			$53,161			$51,909
Interest rate spread(a)			4.11%			4.39%			4.55%
Net interest margin(a)			4.5%			4.71%			4.81%
Cost of total deposits			1.03%			0.8%			0.62%
Average interest-earning assets to average interest-bearing liabilities			138.1%			136.9%			138.2%
Tax-equivalent adjustment		$432			$406			$392
Loan HFI yield components:
Contractual interest rate(a)		$49,873	5.56%		$47,650	5.47%		$44,057	5.37%
Origination and other loan fee income		2,998	0.33%		3,486	0.4%		3,742	0.46%
Accretion on purchased loans		1,863	0.21%		2,130	0.25%		1,928	0.23%
Nonaccrual interest		96	0.01%		630	0.07%		250	0.03%
Syndication fee income		28	—%		32	—%		216	0.03%
Total loan yield		$54,858	6.11%		$53,928	6.19%		$50,193	6.12%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

		Six months ended				Six months ended
		June 30, 2019				June 30, 2018
		Interest	Average			Interest	Average
	Average	income/	yield/	Average		income/	yield/
	balances	expense	rate	balances		expense	rate
Interest-earning assets:
Loans HFI(a)	$3,950,483	$121,399	$6.2%		$3,241,657	$96,757	6.02%
Loans held for sale	248,919	5,423	4.39%		398,373	8,555	4.33%
Securities:
Taxable	525,541	7,117	2.73%		470,660	5,986	2.56%
Tax-exempt(a)	142,627	3,116	4.41%		112,286	2,578	4.63%
Total securities(a)	668,168	10,233	3.09%		582,946	8,564	2.96%
Federal funds sold	15,289	211	2.78%		19,983	155	1.56%
Interest-bearing deposits with other financial institutions	78,433	911	2.34%		39,126	320	1.65%
FHLB stock	14,303	385	5.43%		12,170	302	5%
Total interest earning assets(a)	4,975,595	138,562	5.62%		4,294,255	114,653	5.38%
Noninterest Earning Assets:
Cash and due from banks	52,451				45,736
Allowance for loan losses	(29,816)				(24,544)
Other assets	476,265				404,485
Total noninterest earning assets	498,900				425,677
Total assets	$5,474,495				$4,719,932
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$923,372	$4,349	$0.95%		$939,506	$2,928	0.63%
Money market	1,147,720	8,464	1.49%		990,537	4,201	0.86%
Savings deposits	190,029	144	0.15%		180,697	137	0.15%
Customer time deposits	1,120,897	11,608	2.09%		623,276	3,061	0.99%
Brokered and internet time deposits	73,907	778	2.12%		79,886	642	1.62%
Time deposits	1,194,804	12,386	2.09%		703,162	3,703	1.06%
Total interest bearing deposits	3,455,925	25,343	1.48%		2,813,902	10,969	0.79%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	23,658	152	1.3%		17,595	70	0.8%
Federal Home Loan Bank advances	124,839	1,298	2.1%		232,547	2,088	1.81%
Subordinated debt	30,930	820	5.35%		30,930	818	5.33%
Total other interest-bearing liabilities	179,427	2,270	2.55%		281,072	2,976	2.14%
Total Interest-bearing liabilities	3,635,352	27,613	1.53%		3,094,974	13,945	0.91%
Noninterest bearing liabilities:
Demand deposits	1,042,211				952,140
Other liabilities	100,311				65,110
Total noninterest-bearing liabilities	1,142,522				1,017,250
Total liabilities	4,777,874				4,112,224
Shareholders' equity	696,621				607,708
Total liabilities and shareholders' equity	$5,474,495				$4,719,932
Net interest income(a)		$110,949		$		$100,708
Interest rate spread(a)			4.09%				4.47%
Net interest margin(a)			4.5%				4.73%
Cost of total deposits			1.14%				0.59%
Average interest-earning assets to average interest-bearing liabilities			136.9%				138.7%
Tax equivalent adjustment		$910		$		$762
Loan HFI yield components:
Contractual interest rate(a)		$110,205	$5.63%			$85,593	5.33%
Origination and other loan fee income		6,821	0.35%			6,609	0.41%
Accretion on purchased loans		3,928	0.2%			3,615	0.22%
Nonaccrual interest		245	0.01%			649	0.04%
Syndication fee income		200	0.01%			291	0.02%
Total loan yield		$121,399	$6.2%			$96,757	6.02%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% .

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)
	2019		2018
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Loans by market
Metropolitan	$2,970,794	$2,516,582	$2,413,674	$2,335,771	$2,210,419
Community	803,306	784,671	788,619	765,231	771,358
Specialty lending and other	515,416	485,538	465,218	437,529	433,798
Total	$4,289,516	$3,786,791	$3,667,511	$3,538,531	$3,415,575
Deposits by market
Metropolitan	$2,794,977	$2,350,421	$2,283,983	$2,228,902	2,112,941
Community	1,615,019	1,482,877	1,451,494	1,427,310	1,392,649
Mortgage and other(a)	432,830	469,893	436,240	473,261	404,273
Total	$4,842,826	$4,303,191	$4,171,717	$4,129,473	$3,909,863
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019		2018
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment
Net interest income	$56,979	$52,993	$51,344	$52,733	$51,669
Provision for loan losses	881	1,391	2,200	1,818	1,063
Mortgage banking income retail footprint	5,451	4,386	5,041	7,417	6,894
Other noninterest income	8,453	8,018	8,252	7,706	7,219
Other noninterest mortgage banking expenses	4,172	2,831	4,542	6,383	5,649
Merger expense	3,783	621	401	—	—
Other noninterest expense	37,500	33,109	32,531	32,009	31,127
Pre-tax income after allocations	$24,547	$27,445	$24,963	$27,646	$27,943
Total assets	$5,552,893	$4,987,744	$4,752,111	$4,637,097	$4,443,469
Intracompany funding income included in net interest income	3,290	2,558	3,035	3,997	4,517
Core efficiency ratio*	58.5%	54.7%	57%	56.6%	54.4%
Mortgage segment
Net interest income	$44	$23	$23	$22	$(152)
Noninterest income	19,075	16,635	13,956	19,232	21,650
Mortgage restructuring expense	829	1,054	—	—	—
Noninterest expense	17,835	17,486	16,262	18,821	19,582
Direct (loss) contribution	$455	$(1,882)	$(2,283)	$433	$1,916
Total assets	$387,509	$347,412	$384,653	$421,070	$479,780
Intracompany funding expense included in net interest income	3,290	2,558	3,035	3,397	4,517
Core efficiency ratio*	93.3%	N/A	N/A	97.8%	91.1%
Interest rate lock commitments volume during the period
Consumer direct	$805,970	$521,603	$463,669	$715,739	$785,965
Third party origination (TPO)	156,844	170,529	168,139	206,651	239,995
Retail	407,007	291,800	242,059	319,073	359,284
Correspondent	450,529	380,854	437,482	463,473	590,743
Total	$1,820,350	$1,364,786	$1,311,349	$1,704,936	$1,975,987
Interest rate lock commitments pipeline (period end)
Consumer direct	$397,150	$235,505	$147,297	$224,648	$291,874
Third party origination (TPO)	—	73,218	53,080	72,890	92,526
Retail	135,655	110,480	70,389	94,693	117,912
Correspondent	75,925	73,304	47,940	60,589	95,256
Total	$608,730	$492,507	$318,706	$452,820	$597,568
Mortgage sales
Consumer direct	$428,886	$287,720	$421,897	$577,070	$483,434
Third party origination (TPO)	129,511	118,563	145,385	178,238	205,050
Retail	81,849	59,084	63,261	85,561	79,497
Retail footprint	205,698	146,312	168,554	227,985	210,958
Reverse	704	4,111	7,262	11,154	12,252
Correspondent	412,014	350,435	424,717	454,020	715,733
Total	$1,258,662	$966,225	$1,231,076	$1,534,028	$1,706,924
Gains and fees from origination and sale of mortgage loans held for sale	$20,976	$15,907	$21,483	$26,094	$27,017
Net change in fair value of loans held for sale, derivatives, and other	3,298	2,244	(4,623)	(2,320)	(2,299)
Mortgage servicing income	4,052	4,751	4,618	5,576	5,604
Change in fair value of mortgage servicing rights, net of hedging	(3,800)	-1,881	(2,481)	(2,701)	(1,778)
Total mortgage banking income	$24,526	$21,021	$18,997	$26,649	$28,544
Mortgage sale margin(a)	1.67%	1.65%	1.75%	1.7%	1.58%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019				2018
	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total
Loan portfolio
Commercial and industrial	$989,288	23%	$888,345	23%	$867,083	24%	$840,439	24%	$813,054	24%
Construction	525,954	12%	539,065	14%	556,051	15%	491,171	14%	522,471	15%
Residential real estate:
1-to-4 family mortgage	688,984	16%	552,239	15%	555,815	16%	553,720	16%	528,158	15%
Residential line of credit	218,006	5%	187,415	5%	190,480	5%	214,741	6%	208,668	6%
Multi-family mortgage	82,945	2%	71,532	2%	75,457	2%	86,264	2%	57,344	2%
Commercial real estate:
Owner occupied	602,723	14%	499,123	13%	493,524	13%	504,149	14%	470,872	14%
Non-owner occupied	922,150	22%	816,880	22%	700,248	19%	628,336	18%	600,629	18%
Consumer and other	259,466	6%	232,192	6%	228,853	6%	219,711	6%	214,379	6%
Total loans HFI	$4,289,516	100%	$3,786,791	100%	$3,667,511	100%	$3,538,531	100%	$3,415,575	100%
Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$29,814		$28,932		$27,608		$26,347		$24,406
Charge-off's	(770)		(871)		(806)		(917)		(421)
Recoveries	213		362		279		360		1,299
Provision for loan losses	881		1,391		2,200		1,818		1,063
Adjustment for transfers to loans HFS	—		—		(349)		—		—
Allowance for loan losses at the end of the period	$30,138		$29,814		$28,932		$27,608		$26,347
Allowance for loan losses as a percentage of total loans HFI	0.70%		0.79%		0.79%		0.78%		0.77%
Charge-offs
Commercial and Industrial	$(79)		$(179)		$(340)		$(333)		$(5)
Construction	—		—		—		(14)		(15)
Residential real estate:
1-to-4 family mortgage	(1)		(81)		(69)		(4)		(5)
Residential line of credit	(103)		(32)		(3)		(13)		—
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		—		(36)		(55)		—
Non-owner occupied	—		—		—		—		—
Consumer and other	(587)		(579)		(358)		(498)		(396)
Total Charge Offs:	(770)		(871)		(806)		(917)		(421)
Recoveries
Commercial and Industrial	38		12		16		104		135
Construction	6		1		37		13		862
Residential real estate:
1-to-4 family mortgage	24		13		14		99		43
Residential line of credit	21		25		76		31		44
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	5		87		2		10		108
Non-owner occupied	—		—		—		—		—
Consumer and other	119		224		134		103		107
Total Recoveries:	213		362		279		360		1,299
Net (charge-off's) recoveries	$(557)		$509		$(527)		$(557)		$878
Net charge-off's (recoveries) as a percentage of average total loans	0.05%		0.06%		0.06%		0.06%		(0.11)%
Loans classified as substandard	$68,828		$60,746		$66,487		$60,346		$58,467
Purchased credit impaired loans	67,450		62,564		68,999		73,651		78,313

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019		2018
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Nonperforming assets(a)
Past due 90 days or more and accruing interest	$2,100	$1,885	$3,041	$2,364	$1,639
Nonaccrual	16,135	13,721	13,685	8,355	7,174
Total nonperforming loans held for investment	18,235	15,606	16,726	10,719	8,813
Loans held for sale	—	196	397	—	—
Other real estate owned- foreclosed	7,830	7,447	7,262	8,206	9,258
Other real estate owned- acquired excess facilities	7,691	5,381	5,381	5,381	5,381
Other assets	1,499	1,779	1,637	1,564	2,341
Total nonperforming assets	$35,255	$30,409	$31,403	$25,870	$25,793
Total nonperforming loans as a percentage of loans held for investment	0.43%	0.41%	0.46%	0.3%	0.26%
Total nonperforming assets as a percentage of total assets	0.59%	0.57%	0.61%	0.51%	0.52%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.04%	0.04%	0.06%	0.05%	0.03%
Loans restructured as troubled debt restructurings	$8,714	$8,953	$6,794	$7,679	$8,603
Troubled debt restructurings as a percentage of loans held for investment	0.20%	0.24%	0.19%	0.22%	0.25%
(a) Nonperforming assets excludes purchase credit impaired loans.

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2019	December 31, 2018

Total Equity	$718,759	$671,857
Less:
Goodwill	168,486	137,190
Other intangibles	19,945	11,628
Tangible Common Equity	$530,328	$523,039

Total Assets	$5,940,402	$5,136,764
Less:
Goodwill	168,486	137,190
Other intangibles	19,945	11,628
Tangible Assets	$5,751,971	$4,987,946

Preliminary Total Risk-Weighted Assets	$5,070,580	$4,480,921

Total Common Equity to Total Assets	12.1%	13.1%
Tangible Common Equity to Tangible Assets*	9.2%	10.5%

	June 30, 2019	December 31, 2018
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$528,794	$524,013
Tier 1 Capital	558,794	554,013
Total Capital	588,932	582,945

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	10.4%	11.7%
Tier 1 Risk-Based	11%	12.4%
Total Risk-Based	11.6%	13%
Tier 1 Leverage	10%	11.4%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019				2018
Securities (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Available for sale debt securities
U.S. government agency securities	$996	—%	$993	—%	$989	—%	$984	—%	$983	—%
Mortgage-backed securities - residential	517,505	77%	511,716	77%	508,580	78%	467,714	77%	477,974	78%
Municipals, tax exempt	149,305	22%	147,640	22%	138,887	21%	130,672	21%	122,247	20%
Treasury securities	7,409	1%	7,305	1%	7,242	1%	7,131	1%	7,156	1%
Total available for sale debt securities	675,215	100%	667,654	100%	655,698	100%	606,501	99%	608,360	99%
Equity securities	3,242	—%	3,181	—%	3,107	—%	3,067	1%	3,075	1%
Total securities	$678,457	100%	$670,835%	100%	$658,805	100%	$609,568	100%	$611,435	100%
Securities to total assets	11.4%		12.6%		12.8%		12.1%		12.4%

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019		2018
Net income, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Pre-tax net income	$25,002	$25,563	$22,680	$28,079	$29,859
Plus merger, offering, and mortgage restructuring expenses	4,612	1,675	401	—	671
Pre-tax net income, adjusted	29,614	27,238	23,081	28,079	30,530
Income tax expense, adjusted	7,516	6,412	5,745	6,702	7,794
Net income, adjusted	$22,098	$20,826	$17,336	$21,377	$22,736
Weighted average common shares outstanding- fully diluted	31,378,018	31,349,198	31,344,949	31,339,628	31,294,044
Diluted earnings per share, adjusted
Diluted earnings per common share	$0.59	$0.62	$0.54	$0.68	$0.70
Plus merger, offering, and mortgage restructuring expenses	0.15	0.05	0.01	—	0.02
Less tax effect	0.04	0.01	—	—	—
Diluted earnings per share, adjusted	$0.70	$0.66	$0.55	$0.68	$0.72

Pro forma net income, adjusted*	YTD 2019	2018	2017	2016	2015
Pre-tax net income	$50,565	$105,854	$73,485	$62,324	$50,824
Plus merger, conversion, offering, and mortgage restructuring expenses	6,287	2,265	19,034	3,268	3,543
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	(3,539)	4,638
Pre tax net income, adjusted	56,852	108,119	92,519	69,131	49,729
Pro forma income tax expense, adjusted	13,927	26,034	34,749	25,404	18,425
Pro forma net income, adjusted	$42,925	$82,085	$57,770	$43,727	$31,304
Weighted average common shares outstanding- fully diluted	31,348,966	31,314,981	28,207,602	19,312,174	17,180,000

Pro forma diluted earnings per share, adjusted*
Diluted earning per share	$1.21	$2.55	$1.86	$2.10	$2.79
Plus merger, conversion, offering, and mortgage restructuring expenses	0.2	0.07	0.67	0.17	0.21
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	(0.18)	0.27
Less tax effect and benefit of enacted tax laws	0.05	0.01	0.48	0.19	0.91
Pro forma diluted earnings per share, adjusted	$1.36	$2.61	$2.05	$2.26	$1.82
*Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes.  In conjunction with the IPO, the Company converted to a C corporation.  These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively.

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019		2018
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$64,119	$55,101	$53,736	$57,213	$56,358
Less merger, offering, and mortgage restructuring expenses	4,612	1,675	401	—	671
Core noninterest expense	$59,507	$53,426	$53,335	$57,213	$55,687
Net interest income (tax-equivalent basis)	$57,488	$53,461	$51,799	$53,161	$51,909
Total noninterest income	32,979	29,039	27,249	34,355	35,763
Less gain (loss) on sales or write-downs of other real estate owned and other assets	94	152	33	446	(132)
Less gain (loss) from securities, net	52	43	—	(27)	(42)
Core noninterest income	32,833	28,844	27,216	33,936	35,937
Core revenue	$90,321	$82,305	$79,015	$87,097	$87,846
Efficiency ratio (GAAP)(a)	71.2%	67.2%	68.4%	65.7%	64.6%
Core efficiency ratio (tax-equivalent basis)	65.9%	64.9%	67.5%	65.7%	63.4%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2019		2018
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core consolidated noninterest expense	$59,507	$53,426	$53,335	$57,213	$55,687
Less Mortgage segment core noninterest expense	17,835	17,486	16,262	18,821	19,582
Core Banking segment noninterest expense	$41,672	$35,940	$37,073	$38,392	$36,105
Core revenue	$90,321	$82,305	$79,015	$87,097	$87,846
Less Mortgage segment total revenue	19,119	16,658	13,979	19,254	$21,498
Core Banking segment total revenue	$71,202	$65,647	$65,036	$67,843	66,348
Banking segment core efficiency ratio (tax-equivalent basis)	58.5%	54.7%	57%	56.6%	54.4%

Mortgage segment core efficiency ratio (tax equivalent)

Mortgage segment noninterest expense	$18,664	$18,540	$16,262	$18,821	$19,582
Less mortgage restructuring expense	829	1,054	—	—	—
Core Mortgage segment noninterest expense	$17,835	$17,486	$16,262	$18,821	$19,582
Mortgage segment total revenue	$19,119	$16,658	$13,979	$19,254	$21,498
Mortgage segment core efficiency ratio (tax-equivalent basis)	93.3%	N/A	N/A	97.8%	91.1%

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019		2018
Mortgage contribution, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage segment pre-tax net contribution	$455	$(1,882)	$(2,283)	$433	$1,916
Retail footprint:
Mortgage banking income	5,451	4,386	5,041	7,417	6,894
Mortgage banking expenses	4,172	2,831	4,542	6,383	5,649
Retail footprint pre-tax net contribution	1,279	1,555	499	1,034	1,245
Total mortgage banking pre-tax net (loss) contribution	$1,734	$(327)	$(1,784)	$1,467	$3,161
Plus mortgage restructuring expense	829	1,054	—	—	—
Total mortgage banking pre-tax net contribution (loss), adjusted	$2,563	$727	$(1,784)	$1,467	$3,161
Pre-tax net income	$25,002	25,563	$22,680	28,079	$29,859
% total mortgage banking pre-tax net contribution	6.9%	N/A	N/A	5.2%	10.6%
Pre-tax net income, adjusted	$29,614	$27,238	$23,081	$28,079	$30,530
% total mortgage banking pre-tax net contribution, adjusted	8.7%	2.7%	N/A	5.2%	10.4%

	2019		2018
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible Assets
Total assets	$5,940,402	$5,335,156	$5,136,764	$5,058,167	$4,923,249
Less goodwill	168,486	137,190	137,190	137,190	137,190
Less intangibles, net	19,945	10,439	11,628	12,403	13,203
Tangible assets	$5,751,971	$5,187,527	$4,987,946	$4,908,574	$4,772,856
Tangible Common Equity
Total shareholders' equity	$718,759	$694,577	$671,857	$648,731	$630,959
Less goodwill	168,486	137,190	137,190	137,190	137,190
Less intangibles, net	19,945	10,439	11,628	12,403	13,203
Tangible common equity	$530,328	$546,948	$523,039	$499,138	$480,566
Common shares outstanding	30,865,636	30,852,665	30,724,532	30,715,792	30,683,353
Book value per common share	$23.29	$22.51	$21.87	$21.12	$20.56
Tangible book value per common share	$17.18	$17.73	$17.02	$16.25	$15.66
Total shareholders' equity to total assets	12.1%	13%	13.1%	12.8%	12.8%
Tangible common equity to tangible assets	9.2%	10.5%	10.5%	10.2%	10.1%
Net income	$18,688	$19,588	$17,040	$21,377	$22,065
Return on tangible common equity	14.1%	14.5%	12.9%	17.0%	18.4%

	2019		2018
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total average shareholders' equity	$708,557	$684,545	$659,050	$638,388	$615,950
Less average goodwill	167,781	137,190	137,190	137,190	137,190
Less average intangibles, net	20,214	10,856	12,016	12,803	13,615
Average tangible common equity	$520,562	$536,499	$509,845	$488,395	$465,145
Net income	$18,688	$19,588	$17,040	$21,377	$22,065
Return on average tangible common equity	14.4%	14.8%	13.3%	17.4%	19%

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019		2018
Return on average tangible common equity, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average tangible common equity	$520,562	$536,499	$509,845	$488,395	$465,145
Net income, adjusted	22,098	20,826	17,336	21,377	22,736
Return on average tangible common equity, adjusted	17%	15.7%	13.5%	17.4%	19.6%

Pro forma return on average tangible common equity	YTD 2019	2018	2017	2016	2015
Total average shareholders' equity	$696,621	$629,922	$466,219	$276,587	$228,844
Less average goodwill	152,570	137,190	84,997	46,867	46,904
Less average intangibles, net	15,562	12,815	8,047	5,353	5,095
Average tangible common equity	$528,489	$479,917	$373,175	$224,367	$176,845
Pro forma net income	$38,276	$80,236	$52,398	$39,422	$32,995
Pro forma return on average tangible common equity	14.6%	16.7%	14.0%	17.6%	18.7%

Pro forma return on average tangible common equity, adjusted	YTD 2019	2018	2017	2016	2015
Average tangible common equity	$528,489	$479,917	$373,175	$224,367	$176,845
Pro forma net income, adjusted	42,925	82,085	57,770	43,727	31,304
Pro forma return on average tangible common equity, adjusted	16.4%	17.1%	15.5%	19.5%	17.7%

	2019		2018
Return on average assets and equity, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$18,688	$19,588	$17,040	$21,377	$22,065
Average assets	5,771,371	5,174,918	5,005,158	4,932,197	4,763,991
Average equity	708,557	684,545	659,050	638,388	615,950
Return on average assets	1.3%	1.54%	1.35%	1.72%	1.86%
Return on average equity	10.6%	11.6%	10.3%	13.3%	14.4%
Net income, adjusted	$22,098	$20,826	$17,336	$21,377	$22,736
Return on average assets, adjusted	1.54%	1.63%	1.37%	1.72%	1.91%
Return on average equity, adjusted	12.5%	12.3%	10.4%	13.3%	14.8%

Pro forma return on average assets and equity, adjusted	YTD 2019	2018	2017	2016	2015
Pro forma net income	$38,276	$80,236	$52,398	$39,422	$32,995
Average assets	5,474,495	4,844,865	3,811,158	3,001,275	2,577,895
Average equity	696,621	629,922	466,219	276,587	228,844
Pro forma return on average assets	1.41%	1.66%	1.37%	1.31%	1.28%
Pro forma return on average equity	11.1%	12.7%	11.2%	14.3%	14.4%
Pro forma net income, adjusted	$42,925	$82,085	$57,770	$43,727	$31,304
Pro forma return on average assets, adjusted	1.58%	1.69%	1.52%	1.46%	1.21%
Pro forma return on average equity, adjusted	12.4%	13%	12.4%	15.8%	13.7%